EXHIBIT 10.71

                                                                     Annex IV to
                                                                  Stock Purchase
                                                                       Agreement

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of December ___, 1997 (this "Agreement"), is made by and between GREENMAN TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of December __, 1997, between the Initial Investor and the Company (the "Securities Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor one or more 8% Convertible Debentures of the Company (collectively the "Debentures"), and warrants to purchase up to _______ shares of Common Stock which Debentures will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Debentures, and the Warrants will be exercisable for shares of Common Stock (the "Warrant Shares"); and

         WHEREAS, to induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), with respect to the Conversion Shares and Warrant Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

         1.       Definitions.

As used in this Agreement, the following terms shall have the following meanings:

         "Investor" means the Initial Investor and any permitted transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

         "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         "Registrable Securities" means the Conversion Shares and the Warrant Shares.

         "Registration Statement" means a registration statement of the Company under the Securities Act.



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         As used in this Agreement, the term Investor includes (i) each Investor
(as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

         2.       Registration.

         (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than fifteen (15) days following the initial Closing Date under the Securities Purchase Agreement, either a Registration Statement on Form S-3 registering for resale by the Investor a sufficient number of shares of Common Stock for the Initial Investors (or such lesser number as may be required by the SEC, but in no event less than the number of shares into which the Debentures would be convertible and the Warrants exercisable at the time of filing of the Form S-3, or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 and 457 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Debentures and the exercise of the Warrants resulting from adjustment in the Conversion Price, or to prevent dilution resulting from stock splits, or stock dividends). If at any time the number of shares of Common Stock into which the Debentures may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of a written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debenture may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Debenture may be converted that exceed the aggregate number of shares of Common Stock already registered. If the staff of the SEC determines that all of the Conversion Shares cannot be registered by the Company for resale by the Investor because, in the view of the staff, such registration would constitute a primary offering by the Company, then the Company shall have an additional sixty (60) days in which to amend such registration statement to another available form.

         (b) Liquidated Damages. The Company shall use its best efforts to obtain effectiveness of the Registration Statement as soon as practicable. If
(i) the Registration Statement(s) covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC within sixty (60) days after the Closing (other than by reason of any act or failure to act in a timely manner by the Investors or Investors' counsel), or if, after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration
Statement (by reason of stop order, or the Company's failure to update the Registration Statement), or (ii) the Common Stock is not listed or included for quotation on the NASDAQ National Market System (the "NASDAQ-NMS"), NASDAQ Small Cap, the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"), then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(b) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be

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exclusive  of any other  remedies  available  at law or in equity).  The Company shall pay to each holder of Registrable Securities an amount equal to the aggregate "Purchase Price" (as defined below) of the Debentures held by such Investors (including, without limitation, Debentures that have been converted into Conversion Shares then held by such Investors) (the "Aggregate Share Price") multiplied by three hundredths (.03) times the sum of: (i) the number of months (prorated for partial months) after the end of such 60-day period and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the registration statement pursuant to Section 2(a) above in a reasonably prompt manner; (ii) the number of months (prorated for partial months) that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective; and (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the NASDAQ-NMS, NASDAQ Small Cap, NYSE or AMEX after the Registration Statement has been declared effective. (For example, if the Registration Statement becomes effective one (1) month after the end of such 60-day period, the Company would pay $30,000 for each $1,000,000 of Aggregate Share Price and would continue to pay $30,000 per month for each $1,000,000 of Aggregate Share Price until the Registration Statement becomes effective.) Such amounts shall be paid in cash or, at each Investor's option (but subject to the limitations contained in Section 3.1 of the Debenture), may be convertible into Common Stock at the "Conversion Price" (as defined in the Debenture). Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities it shall so notify the Company in writing within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth in the Debenture), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within ten
(10) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be-made for each such thirty (30) day period. The term "Purchase Price" means the purchase price paid by the Investors for the Debenture. Upon agreement of both the Purchaser and the Company, any liquidated damages due under the provisions of this subparagraph may be paid in shares of Common Stock, registered as if such stock were Debenture Shares, and valued at the Conversion Rate, as such term is defined in Section 4 of the Debenture.

         (c)      Late Filing Payments by the Company.

         If the Registration Statement covering the Registrable Securities is not filed in proper form with the Securities and Exchange Commission within twenty five (25) days after the Closing, the Company will make payment to the Initial Investor in the amount of $500 per day for each $10,000 in principal amount of Debentures for each day thereafter until such Registration Statement, in proper form, is filed with the Securities and Exchange Commission.

         3. Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following.

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         (a) Prepare promptly,  and file with the SEC by fifteen (15) days after the initial Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective on the earlier of (i) five days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (b) sixty (60) days after the Closing Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Closing Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 without restriction, or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

         (c) The Company shall permit a single firm of counsel designated by the Initial Investors to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects.

         (d) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company,
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (e) As promptly as practicable after becoming aware of such event, and in no event later than two (2) business days after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

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         (f) As promptly as practicable  after becoming aware of such event, and in no event later than two (2) business days after becoming aware of such event, notify each Investor who holds Registrable Securities being sold of the issuance by the SEC of a Notice of Effectiveness or any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

         (g) Use its commercially reasonable efforts to secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ Small Cap Market; or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause, the Company is unsuccessful in doing so, to secure NASDAQ/OTC Bulletin Board authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

         (h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

         (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request, and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel;

         (j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement;

         (k) Use  its  best  efforts  to  qualify  the  sale of the  Registrable
Securities for sale in such states as the Investor actually maintains its principal residence, provided, however, the Company shall not be required to qualify in any state where it would be required to register as a broker or dealer or where the state would require an escrow or other similar restrictions to upon the Company, any of its shareholders or the Investor; and

         (l) The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Registration Rights Agreement or to pay any amount for failure to do so if the Company would be required to provide audited financial statements in the Registration Statement for a period other than the end of its fiscal year, in which event the Company's obligation to register, qualify or comply with the provisions requiring it to cause the Registration Statement to become effective shall be deferred for a period not to exceed the shorter of: (i) the time reasonably required to obtain audited financial statements for the period ending on the last day of its fiscal year, and to include them in the Registration Statement or an amendment

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thereto, or (ii) 120 days from the date required for such Registration Statement to become effective pursuant to this Registration Rights Agreement.

         4. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

         It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

         Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

         Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. No Investor shall have any right to seek or obtain an injunction or restraining order, or otherwise delay any such registration as a result of any controversies that might arise with respect to the interpretation of this Agreement.

         5.  Expenses  of  Registration.  All  reasonable  expenses,  other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company. The Investors shall be responsible for the fees and expenses of their respective counsels.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

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         To the extent  permitted by law, the Company  will  indemnify  and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based
upon  any  of  the  following   statements,   omissions  or  violations  in  the
Registration  Statement,  or  any  post-effective   amendment  thereof,  or  any
prospectus  included  therein:  (i)  any  untrue  statement  or  alleged  untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material
fact  necessary  to  make  the  statements   made  therein,   in  light  of  the
circumstances  under which the  statements  therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (III) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor shall indemnify the Company and its officers, directors and agents against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such
Investor,   expressly  for  use  in  connection  with  the  preparation  of  the
Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

         Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this
Section  6,  deliver  to  the  indemnifying   party  a  written  notice  of  the
commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; provided, however, that in no event shall the rights granted by this provision be (a) assigned on more than two occasions, or (b) to greater than five (5) assignees. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in
Section 2(b) hereof.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold an eighty (80%) percent interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      Miscellaneous.

         A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, GREENMAN TECHNOLOGIES, INC. 7 Kimball Lane, Building A, Lynnfield, MA 01940, attn.: Joe Levangie, with a copy to John A. Piccione, Esq., Sullivan & Worcester, LLP, 1 Post Office Square, Boston, MA 02109; (ii) if to the Initial Investor, at the address set forth under its name in the Securities Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016; and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United states Postal Service.

         Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

         The Company acknowledges that any failure by the Company to perform its obligations under Section 3(a), or any delay in such performance could result in to the Investors and the Company agrees that, in addition to any other liability of the company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Neither party shall be liable for consequential damages.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

GREENMAN TECHNOLOGIES, INC.

By: ______________________________
Name:____________________________
Title:_____________________________

INVESTOR

By:______________________________
Name:___________________________
Title:____________________________